Versus Capital Multi-Manager Real Estate Income Fund LLC

Summary Prospectus

February 02, 2016

Tickers:  Class F Shares VCMRX   /   Class I Shares VCMIX

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest, you should review the current prospectus of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) in its entirety, which contains more complete information about the Fund and the risks of investing in the Fund. The current prospectus (the “Prospectus”) and additional information about the Fund, including the Statement of Additional Information (“SAI”), was filed as part of the Fund’s Registration Statement on Form N-2 with the SEC on February 2, 2016 (the “Registration Statement”) and is available on the SEC’s website (http://www.SEC.gov). You can also request a copy of the Prospectus, the SAI or other information about the Fund, without charge, by writing to the Fund at 4500 Cherry Creek Drive South, Suite 550, Glendale, Colorado 80246 or by calling 855-653-7173 or by visiting http://versuscapital.com. The Prospectus and the SAI are both incorporated by reference herein. Any capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus. To the extent that information in this Summary Prospectus updates or supersedes the information in the Registration Statement, the information in this Summary Prospectus shall govern.

Investment Objectives

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objectives are capital preservation and long-term capital appreciation.

Principal Investment Strategies

The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate-related securities. Under normal market conditions, the Fund will invest between 50% and 75% of its assets into investment funds (collectively, the “Investment Funds”) that invest in real estate through entities that qualify as real estate investment trusts for federal income tax purposes under the Code (“REITs”) and in debt investments secured by real estate. On an overall basis, approximately 90% of the Investment Fund assets will be held in REITs. Furthermore, the Fund will limit its exposure to debt investments secured by real estate and held in Investment Funds that do not qualify as REITs, to less than 10% of its total assets. Investment Funds typically accept investments on a continuous basis, have quarterly repurchases, and do not have a defined termination date. Additionally, the Fund will retain certain institutional asset managers (the “Investment Managers”) to sub-advise between 25% and 50% of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, and publicly traded real estate debt securities (cumulatively referred to hereafter as the “Real Estate Securities” and together with the Investment Funds as “Real Estate-Related Investments”). Under normal market conditions, the Fund will invest at least 80% of its assets in Real Estate-Related Investments. In certain extreme circumstances or market environments the Fund may reduce its investment in Real Estate-Related Investments and hold a larger position in cash or cash equivalents and/or deviate from the allocations ranges to Investment Funds and Investment Managers described above. The Fund will not invest in Investment Funds that hold themselves out or otherwise operate as hedge funds.

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The Fund’s investment adviser is Versus Capital Advisors LLC (the “Adviser”), a registered adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). See “Management of the Fund – Adviser and Investment Management Fee” in the Prospectus. The Adviser has engaged Callan Associates Inc. (“Callan”), a registered adviser under the Advisers Act, to provide research and opinions regarding institutional asset managers and their investment funds for, for consideration by the Adviser on behalf of the Fund as well as recommendations with regard to Investment Funds and Investment Managers for approval by the Adviser. As of December 31, 2015, Callan provided research, education, decision support and advice to approximately 375 clients responsible for nearly $2 trillion in total assets. Any recommendations made by Callan must be approved by the Adviser. Share Classes

The Fund offers two classes of shares, Class F Shares (VCMRX) and Class I Shares (VCMIX) (collectively, the “Shares”).

Fees and Expenses

These following table is intended to help you understand the various costs and expenses you will pay if you buy and hold Shares of the Fund.

	Class F Shares	Class I Shares
	VCMRX	VCMIX
Shareholder Transaction Expenses
Maximum Sales Load (percentage of offering price)(1)	None	None
Maximum Sales Load on Reinvested Distributions	None	None
Maximum Early Withdrawal Charge	2.00%	None

Annual Fund Expenses (as a percentage of net assets attributable to Shares)
Management Fees(2)	1.16%	1.16%
Distribution Fee(3)	0.30%	None
Other Expenses	0.18%	0.18%
Total Fund Annual Expenses(4)	1.64%	1.34%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Expenses(6)	1.65%	1.35%

(1)	Investments are not subject to a Sales Load. See “Plan of Distribution” in the Prospectus.
(2)	Management Fees include the quarterly Investment Management Fee paid to the Adviser at an annual rate of 0.95% of NAV, which accrues daily on the basis of the average daily NAV of the Fund. Management fees also include fees and expenses of the Investment Managers in their capacity as sub-advisers. That portion of the management fees, 0.21%, is based on the following assumptions: the anticipated weighted average assets under management over a fiscal year of approximately $750 million and a 30% allocation of the Fund’s assets to investment in Real Estate Securities managed by the Investment Managers,whichallocationismadeinaccordancewiththeAdviser’stargetedallocation. ThefeessuchInvestmentManagers chargetheFundarebasedontheInvestment Manager’ssub-advisoryagreement. ThemanagementfeespaidtoanInvestment Manager in its capacity as a sub-adviser will generally range from 0.50% to 1.00% of the allocable portion of the Fund’s assets managed by such Investment Manager. The Investment Management Fee paid to the Adviser and the management fees paid to the Investment Managers acting as sub-advisers will be paid out of the Fund’s assets. The Fund is not obligated, by regulation or otherwise, to compensate Callan; the Adviser will pay Callan from its Investment Management Fee an annual fee of up to approximately 0.10% of NAV. Because the Investment Management Fee and the management fees paid to the Investment Managers acting as sub-advisers are calculated based on the Fund’s NAV, such fees will reduce the NAV of the

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Fund. The Investment Management Fee is payable in arrears on a quarterly basis. The management fees paid to the Investment Managers acting as sub-advisers may be payable in arrears on a monthly or quarterly basis. See “Management of the Fund – Adviser and Investment Management Fee” in the Prospectus.
(3)	The Class F Shares will pay to the Distributor a Distribution Fee at an annual rate of 0.30%, which accrues on the basis of the average daily NAV of each shareholder’s Class F Shares. So long as the Distribution Agreement remains in place the Distribution Fee shall be payable in the full amount of 0.30%. As such, the cumulative Distribution Fee may be higher than prevailing market rates.
The Distributor may re-allow a portion of the Distribution Fee to certain Selling Agents. The Distribution Fee accrues daily. The Distribution Fee is payable in arrears at the end of each fiscal quarter and may be used to reimburse the Fund’s sales and marketing expenses, including platform costs for the Shares. Because the Distribution Fee is calculated based on the Fund’s daily NAV of the Class F Shares, it reduces the NAV of the Class F Shares.
The Class I Shares are not subject to the Distribution Fee. See “Plan of Distribution” in the Prospectus.
(4)	Total Fund Annual Expenses represent the Fund’s expenses as calculated in the Fund’s NSAR–B Annual Report filed with the SEC on May 28, 2015. Similar to a mutual fund that invests in REIT shares, the Fund’s Total Fund Expenses do not include the operating expenses of the underlying Investment Funds that hold assets through operating REITs, as discussed further in note (6) below. The Fund’s Total Fund Annual Expenses will increase as a percentage of the Fund’s average net assets if the Fund’s assets decrease. Actual fees and expenses may be greater or less than those shown.
(5)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and other traditional pooled investment vehicles. They do not include brokerage or transaction costs incurred by such investment companies and other privately offered traditional pooled investment vehicles. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights included with the annul report because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(6)	Total Annual Expenses do not include the indirect fees and expenses of the Investment Funds that are not investment companies or other privately offered traditional pooled investment vehicles. These Investment Funds are typically investing in mortgages and other liens on and interests in real estate through entities qualifying as REITs. Based on an assumed weighted average assets under management over the calendar year of approximately $750 million, a 70% allocation of the Fund’s assets to such Investment Funds in accordance with the Investment Manager’s targeted allocation, and the fees andother expenses charged by such Investment Funds (as disclosed by the institutional asset managers to such funds), the weighted average expense for these Investment Funds would be approximately 0.72%, making the Total Annual Expenses (if it included such Investment Funds) 2.37% for the Class F Shares and 2.12% for the Class I Shares. These fees and expenses represent the operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). The Fund will not invest in Investment Funds that charge performance fees. The fees and expenses are estimated based, in large part, on the operating history of the Investment Funds, which may change substantially over time and, therefore, significantly affect such expenses. The fees and expenses associated with these other Investment Funds currently range from 0.70% to 1.25% per annum of the average NAV of the Fund’s investment in such Investment Funds. Actual fees and expenses may be greater or less than those shown.

There may be a conflict of interest as a result of the fact that the Adviser will receive the Investment Management Fee irrespective of the allocations of the Fund’s assets to Investment Funds and the Investment Managers acting as sub-advisers. This conflict of interest arises because the amount of overall time, expense, and other resources expended to select and monitor sub-advisers may be less than what is expended to select and monitor underlying investment funds. In the case of the Fund, if the overall time, expense and other resources expended by the Adviser to select and monitor Investment Managers acting as sub-advisers to the Fund is less than what the Adviser expends to select and monitor Investment Funds, the Adviser will have an incentive to allocate

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more of the Fund’s assets to Investment Managers. The Adviser does not believe that its overall cost and expense will differ materially between selecting and monitoring Investment Managers acting as sub-advisers and Investment Funds. Nevertheless, the Board will have procedures in place to monitor this potential conflict of interest and any effect it may have on the Fund.

Examples of Expenses

These examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other funds including mutual funds. The example assumes that you invest $1,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods presented. These examples do not present actual expenses and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown.

Class F Shares (VCMRX):
After
1 Year	$16.50
3 Years	$51.18
5 Years	$88.22
10 Years	$192.23

Class I Shares (VCMIX):
After
1 Year	$13.50
3 Years	$42.00
5 Years	$72.61
10 Years	$159.48

Portfolio Turnover

The Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Expenses or in the examples, affect the Fund’s performance. During the fiscal year ended March 31, 2015, the Fund’s portfolio turnover rate was 39.83% of the average value of its portfolio.

Risk Factors

An investment in the Fund is subject to a high degree of risk. Risks of investing in the Fund, or in an investment vehicle managed by institutional asset managers, include, but are not limited to, those outlined below. See “Risk Factors” and elsewhere in the Prospectus where risks of investment are discussed in more detail. You should consider carefully the risks before investing in the Shares. You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs. The success of the Fund depends in large part upon the ability of the Adviser, with the assistance of Callan to choose successful institutional asset

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managers and upon the ability of the Adviser and the institutional asset managers to develop and implement investment strategies that achieve the Fund’s investment objectives.

The Fund is Non-Diversified. The Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Shareholders Will Have Only Limited Liquidity. The Fund’s Shares are not publicly-traded, there is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the LLC Agreement and the Fund’s repurchase policy. Limited liquidity is provided to shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the shares outstanding on the Repurchase Request Deadline. Currently, the Board has authorized the Fund to repurchase up to 8% of the outstanding Shares each quarterly period. This amount may be adjusted by the Board at any time to an amount no less than 5% nor more than 25% of the outstanding Shares.

Restricted and Illiquid Investments Involve the Risk of Loss. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. In addition, the Fund’s interests in the Investment Funds may be subject to substantial restrictions on transfer.

Business and Regulatory Risks of the Fund and of Investment Funds. Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund. Risks of Investment Funds encompass the possibility of loss due to Investment Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment.

Investment Funds May Have Heavily Concentrated Investment Holdings. An Investment Fund, from time to time, may invest a substantial portion of its assets in a particular property type, geographic location or securities instrument. The investment portfolios of these Investment Funds (and, in turn, the Fund’s portfolio) may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of property type, geographic location or securities instrument. To the extent that the Fund’s investment portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

General Market Fluctuations Will Affect the Fund’s Returns. The Fund’s investments in Investment Funds and Real Estate Securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market and may experience greater volatility during periods of challenging market conditions.

General Risks of the Investment Funds Investing in Real Estate. The Fund will not invest in real estate directly, but, because the Fund will invest in Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.

Risks of Investing in REITs. Although the Adviser, Callan and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested in Investment Funds that provide reports that will enable them to monitor the Fund’s investments, there can be no assurance that the entities in which the Fund invests, with the expectation that they will be taxed as

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REITs, will qualify as REITs. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Risks of Investing in Real Estate-Related Debt and Real Estate-Related Securities. The Fund and Investment Funds may invest in real estate-related debt and real estate-related securities, which are subject to risk of loss and could have a material adverse effect on the Fund’s cash flow from operations and NAV.

Purchase and Sale of Shares

The Fund offers Shares continuously. You may purchase Shares of the Fund from any Selling Agent by submitting an order to purchase Shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (each, a “Business Day”). The Selling Agent can help you establish and maintain an account with such Selling Agent and purchase Shares of the Fund for such account. The Fund has authorized one or more Selling Agents to receive purchases of Shares or repurchase orders in response to a Repurchase Offer, on its behalf. Further, Selling Agents are authorized to designate other intermediaries to receive orders to purchase Shares and repurchase orders in response to a Repurchase Offer. Once a Selling Agent has determined that your investment in the Fund is suitable for your investment profile, such Selling Agent shall submit a purchase order for Shares to the Fund’s Transfer Agent. The Fund will be deemed to have received a purchase or repurchase order when a Selling Agent or its authorized designee submits the order to the Fund’s Transfer Agent. The Fund is offering up to $2,000,000,000 of two classes of shares of beneficial interest of the Fund, the Class F Shares and the Class I Shares (collectively, the “Shares”). The Fund initially offered up to $750,000,000 of its common shares on December 9, 2011 (the “Fund’s Effective Date”). As of July 12, 2012, the Fund simultaneously redesignated its issued and outstanding common shares as Class F Shares and created its Class I Shares. Foreside Funds Distributors LLC (the “Distributor”) serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act, and facilitates the distribution of the Shares. The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of Shares by entering into agreements with other financial intermediaries, including third party securities dealers.

With regard to the Class F Shares, the Distributor or its designee may delegate some or all of its duties and obligations hereunder to financial intermediaries pursuant to Dealer Agreements (as hereinafter defined). Such financial intermediaries may include, but are not limited to, broker-dealers, financial institutions and other investment professionals, such as investment advisers, insurance companies, accountants and estate planning firms. The Distributor may enter into selling and/or servicing agreements with financial intermediaries for the offer, sale and/or servicing of Shares of the Fund (“Dealer Agreements”). Any other broker or dealer contracted by the Distributor or its designee to sell Class F Shares as part of the selling group (each such broker or dealer, a “Selling Agent,” and collectively “Selling Agents”) will sell and distribute the Class F Shares. The Selling Agents may also be considered “statutory underwriters” within the meaning of the Securities Act. The Distributor or its designee may pay, from its own resources, compensation to its affiliates, financial advisers and third party Selling Agents in connection with the sale and distribution of the Class F Shares or ongoing servicing of clients with whom they have placed Class F Shares of the Fund.

The Class F Shares and the Class I Shares are offered on a continuous basis at the Fund’s NAV per Share of the relevant Share class as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. The NAV per Share of each Share class is computed by dividing the Fund’s NAV attributable to such class of Shares by the total number of Shares of the class outstanding at the time the determination is made. Shares are subject to certain fees and expenses to be paid by shareholders of the Fund. See “Fees and Expenses” herein.

The minimum initial investment in the Class F Shares is $2,000, with a minimum subsequent investment of $1,000. Such minimum investment value will be subject to waiver in the Adviser’s sole discretion. The Class I Shares are only available for purchase by: (i) those making a minimum investment of $1,000,000; (ii) banks, trust companies or similar financial institutions

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investing for their own account or for trust accounts for which they have authority to make investment decisions (subject to certain limitations); (iii) directors, officers and employees of the Adviser; and (iv) registered investment advisers purchasing Class I Shares on behalf of their clients where the registered investment advisers have executed a letter of intent acknowledging the intent to aggregate at least $1,000,000 in client Class I Share purchases. There is no minimum amount for subsequent purchases. See “The Fund’s Share Classes” in the Prospectus.

Use of Proceeds

The proceeds of this offering of Shares will be up to $2,000,000,000. There is no assurance that the Fund will raise the full amount. The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objectives and policy. See “Risk Factors” herein and in the Prospectus for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objectives and investment policy.

Tax Information

The Fund expects that on January 31st of each year, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder’s situation is unique, you should consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

The Fund expects to distribute Shares principally through the Selling Agents that are paid a fee, by their client, for the investment services provided to the client (typically referred to as wrap or fee based accounts). Because an investment in our Shares involves many considerations, your financial advisor or other financial intermediary may help you with your investment decision. You should discuss with your financial advisor or financial intermediary any payments received as a result of your investment in our Shares.

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